UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported) November 3, 2010

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

       600 Grant Street, Pittsburgh, PA                                                                                                   15219

       (Address of principal executive offices)                                                                                             (Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.21 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 3, 2010, Ampco-Pittsburgh Corporation (the “Registrant”) announced that an affiliate of its Chief Executive Officer has established a new stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act.  The transactions under this 10b5-1 plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.  A copy of the press release announcing the trading plan is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 – Press release dated November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            AMPCO-PITTSBURGH CORPORATION

Date: November 5, 2010	By: s/Rose Hoover
           Rose Hoover
Senior Vice President and
Corporate Secretary